                                                             Exhibit 99.5(i)(iv)

Variable Annuity Application
Preference Plus(R) Account
Tax Sheltered Annuity(TSA) & 403(a) Qualified Annuity Plan

             [LOGO OF METLIFE]
    Metropolitan Life Insurance Company
One Madison Avenue, New York, NY 10010-3690

Contract/Certificate Applied for:

|_| 403(b) Tax Sheltered Annuity   Check if: |_| 501(c)(3)  Or
|_| O.R.P. ________ (State) |_| 403(a) Qualified Annuity Plan

--------------------------------------------------------------------------------
1. Participant
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Name ( First, Middle Initial, Last)                        Marital Status        Date of Birth

----------------------------------------------------------------------------------------------
Street  Address                                            Social Security #

----------------------------------------------------------------------------------------------
City, State, Zip Code                                      Occupation

----------------------------------------------------------------------------------------------
Home Telephone #              Work Telephone #             Are you retired? |_| Yes   |_| No

----------------------------------------------------------------------------------------------
Sex: |_| Male |_| Female   Specify Citizenship: |_| U. S. A.  |_| Other_______________________
----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
2. Primary and Contingent Beneficiary(ies)
--------------------------------------------------------------------------------

If you are married and your plan is subject to ERISA, upon your death prior to commencing benefits under your employer's Plan, your death benefit must be paid in the form of a qualified pre-retirement survivor annuity which generally entitles your spouse to receive a survivor annuity equal to at least 50% of your account balance, unless your spouse has waived this right and furnishes a completed Spousal Consent form.

----------------------------------------------------------------------------------------------------------------------
      Beneficiary Type         Name ( First, Middle Initial, Last)    Relationship to Participant    Social Security #
----------------------------------------------------------------------------------------------------------------------
|_| Primary   |_| Contingent
----------------------------------------------------------------------------------------------------------------------
|_| Primary   |_| Contingent
----------------------------------------------------------------------------------------------------------------------
|_| Primary   |_| Contingent
----------------------------------------------------------------------------------------------------------------------
|_| Primary   |_| Contingent
----------------------------------------------------------------------------------------------------------------------

                               MetLife Case # (PURR) |_||_||_||_||_||_||_||_||_|

--------------------------------------------------------------------------------
3. Contribution
--------------------------------------------------------------------------------

(a) Employee Anticipated Schedule $ _______ Per Contribution _____ Times a Contract/Certificate year. Total $___________

    Additional (balloon) Amount $ ______ Per Contribution _____ Times a Contract/Certificate year. Total $__________

      I certify that I have entered into a separate Salary Reduction Agreement with my employer for employee salary reduction contributions.

    Employer Anticipated Schedule $ _______ Per Contribution _____ Times a Contract/Certificate year. Total $_______

(b) Lump Sum/Tax Free Direct Transfer Amount $_______________________  |_| Check attached.

    Check One:    |_| Direct Transfer (Rev. Rul. 90-24)    |_| 403(b) Direct Rollover    |_| 403(a) Direct Rollover
    (Note: The appropriate transfer forms must be completed.)

(c) Anticipated date first contribution will be received ___________________

--------------------------------------------------------------------------------
4. Replacement (Must be completed)
--------------------------------------------------------------------------------

(a)   Do you have any existing individual life insurance or annuity contract?
                                                                  |_| Yes |_| No

(b) Have you taken, or will you be taking, any money from a life insurance policy or annuity contract to put into the annuity you are applying for? This includes full or partial withdrawals of dividends or cash values, loans, pledging as collateral, reissuing with less cash value, suspension or reduction of premium loan or purchase payment, automatic premium or invoking an accelerated payment.
      |_| Yes   |_| No

      (Note: If "Yes", the Representative must complete a MetLife Annuity Replacement Questionnaire and provide details below regardless of whether state replacement rules apply. If "No", skip to Section 5.)

-----------------------------------------------------------------------------------------------------------
                                                                                     Check        Check
Company Name       Policy/Contract #             Transaction Description          (X) If Rev.     (X) If
                                        (e.g. "Full withdrawal of cash value")     Rul. 90-24   Group Life
                                                                                    Transfer    or Annuity
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
5. Employer Information (to be completed by Representative
--------------------------------------------------------------------------------

Check One: |_| Existing Group: Employer Group # ________________________________

           |_| New Group: If new group, complete form #18000084012 and the following:

(a) Employer _______________________________________________________________________________________________

(b) Plan Name (If different) _______________________________________________________________________________

(c) Address ________________________________________________________________________________________________

(d) Employee I.D. # (If other than Social Security #) ______________________ Campus # ______________________

(e) Participant's Date of Employment (ERISA only) ______________   Plan Participation Date _________________

--------------------------------------------------------------------------------
6. Investment Objective and Allocation
--------------------------------------------------------------------------------

  (a) Describe Your Investment Objective (Choose one.)

      |_| Preservation of Capital        |_| Income        |_| Growth & Income
      |_| Growth                         |_| Aggressive Growth

  (b) Optional Automated Investment Strategies (If applicable, choose one.)

      |_| Equity Generator(SM)

          Each month an amount equal to the interest earned in the Fixed Interest Account is transferred to either:

          Select one type:  |_| MetLife Stock Index Division
                            |_| State Street Research Aggressive Growth Division

      |_| Equalizer(SM)

          Each quarter amounts are transferred between the Fixed Interest Account and either:

          Select one type:  |_| MetLife Stock Index Division
                            |_| State Street Research Aggressive Growth Division

      |_| Rebalancer(SM)

          Each quarter amounts are transferred among your current funding choices to bring the percentage of your account balance in each choice back to your original allocation. This strategy will affect 100% of your current and future allocations.

      |_| Allocator(SM)

          Each month a dollar amount you choose is transferred from the Fixed Interest Account to any of the funding choices you select. (Note:
          Attach a completed Allocator form with your application.)

      |_| Index Selector(SM)

          Each quarter MetLife will rebalance the amount in the Index Divisions and the Fixed Interest Account (if applicable) to match the allocation percentages for the model you select. MetLife will allocate 100% of your initial and future contributions based on the current allocation for the Index Selector model you choose. The model's current allocation may change at any time (MetLife will notify you of changes). You may change your choice of model at any time. See your Representative for information on the current allocations for each model and for help in determining your Risk Tolerance. (Choose one model and skip to Section 7.)

          Select one Model:

          |_| Conservative     |_| Conservative to Moderate     |_| Moderate
          |_| Moderate to Aggressive      |_| Aggressive

 (c)  Allocations (If you chose Index Selector, skip to Section 7.)

      Indicate the percentage of your initial contribution to be allocated to each funding choice. Percentages must be in whole numbers. This allocation will apply to future contributions unless changed by the Owner. You may change your allocation at any time. (Note: Total of both columns must equal 100%.)

               Funding Choices                                Funding Choices
      -----------------------------------------  ---------------------------------------------------
      % MetLife Fixed Interest Account              %   Neuberger Berman Partners Mid Cap Value
      -----------------------------------------  ---------------------------------------------------
      % Lehman Brothers Aggregate Bond Index        %   Janus Mid Cap
      -----------------------------------------  ---------------------------------------------------
      % State Street Research Income                %   State Street Research Aggressive Growth
      -----------------------------------------  ---------------------------------------------------
      % State Street Research Diversified           %   Loomis Sayles High Yield Bond
      -----------------------------------------  ---------------------------------------------------
      % Calvert Social Balanced                     %   Russell 2000(R)Index
      -----------------------------------------  ---------------------------------------------------
      % MetLife Stock Index                         %   T. Rowe Price Small Cap Growth
      -----------------------------------------  ---------------------------------------------------
      % Harris Oakmark Large Cap Value              %   Loomis Sayles Small Cap
      -----------------------------------------  ---------------------------------------------------
      % T. Rowe Price Large Cap Growth              %   State Street Research Aurora Small Cap Value
      -----------------------------------------  ---------------------------------------------------
      % State Street Research Growth                %   Scudder Global Equity
      -----------------------------------------  ---------------------------------------------------
      % Davis Venture Value                         %   Morgan Stanley EAFE(R)Index
      -----------------------------------------  ---------------------------------------------------
      % Putnam Large Cap Growth                     %   Putnam International Stock
      -----------------------------------------  ---------------------------------------------------
      % MetLife Mid Cap Stock Index
      -----------------------------------------

                     Total of both columns must equal 100%.

--------------------------------------------------------------------------------
7. Financial Disclosure
--------------------------------------------------------------------------------

NOTE: This section is not required for employer sponsored plans subject to the requirements of ERISA.

(a) Estimated Annual Income (Choose one.)

    |_| $0-9,999          |_| $10,000-19,999    |_| $20,000-39,999
    |_| $40,000-59,999    |_| $60,000-79,999    |_| $80,000-99,999
    |_| $100,000-199,999  |_| $200,000-399,999  |_| $400,000 & Above

(b) Estimated Net Worth (Choose one.)

    |_| $0-9,999         |_| $10,000-19,999    |_| $20,000-39,999
    |_| $40,000-59,999   |_| $60,000-79,999    |_| $80,000-99,999
    |_| $100,000-199,999 |_| $200,000-399,999  |_| $400,000 & Above

    (Note: Net Worth is assets less liabilities. Exclude your personal residence, home furnishings, autos, and this investment.)

(c) Is the Source of Funds a MetLife or MetLife Securities, Inc. policy, account, or contract? |_| Yes |_| No

(d) Source of Funds for Annuity Purchase (Check all that apply.)

    |_| IRC ss.403(b)(7) Mutual Fund |_| IRC ss.403(b) Annuity |_| Loan |_| Salary Reduction

(e) Prior Investment Experience (Choose all that apply and indicate years of experience.)

    |_| Stocks _____ years
    |_| Mutual Funds ______ years
    |_| Certificate of Deposit (CD) ______ years   |_| None
    |_| Bonds_______ years
    |_| Money Market ______ years
    |_| Other _______________   ______ years

(f) Risk Tolerance (How would you categorize yourself as an investor?) (Choose one.)

    |_| Conservative               |_| Conservative to Moderate     |_| Moderate
    |_| Moderate to Aggressive     |_| Aggressive

    (Note: If the Asset Allocation Questionnaire was completed, please use the resulting Risk Tolerance here.)

(g) Number of Dependent(s) _______________     Age(s)___________________________

--------------------------------------------------------------------------------
8. Authorization Signature(s)
--------------------------------------------------------------------------------

(a)   MetLife Representative Telephone Transaction Authorization |_| Yes |_| No

      Your MetLife Representative signing below will be given authority to conduct certain transactions, unless prohibited by state law or employer (if applicable), on your behalf to your account based on your instructions if you check YES above. These transactions include (1) transfers between funding choices, (2) changes to investment strategies, and (3) changes in allocation of future contributions. This does not include discretionary transactions initiated without your instructions. This authorization will remain valid until MetLife receives written notice from you terminating this privilege or until your current MetLife Representative changes. MetLife will employ reasonable security procedures to confirm that instructions communicated about your account by telephone are genuine. MetLife or the Separate Account will not be liable for any loss, expense or cost arising out of any request that MetLife reasonably believes to be genuine. (Note: This option is not available for broker representatives or other outside distribution channels or for TSA ERISA clients.)

(b)   Notice to Applicant

      Florida Residents Only   Any person who knowingly and with intent to
      injure, defraud, or deceive any insurer, files a statement of claim or an application containing any false, incomplete, or misleading information is guilty of a felony of the third degree.

      Arkansas, District of Columbia, Kentucky, Louisiana, Maine, New Mexico,
      Ohio, Pennsylvania & Virginia Residents Only   Any person who knowingly
      and with intent to defraud any insurance company or other person files an application for insurance or submits a claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

      Colorado Residents Only   It is unlawful to knowingly provide false,
      incomplete, or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance, and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a policyholder or claimant for the purpose of defrauding or attempting to defraud the policyholder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado Division of Insurance within the Department of Regulatory Agencies.

      New Jersey Residents Only   Any person who includes any false or
      misleading information is subject to criminal and civil penalties.

(d)   Signatures

      I hereby represent my answers to the above questions to be correct and true to the best of my knowledge and belief. I have received MetLife's Notice of Privacy Policies and Practices, the current prospectus for the Preference Plus Account, and all required fund prospectuses. I understand that all values provided by the contract/certificate being applied for, which are based on the investment experience of the Separate Account are variable and are not guaranteed as to the amount. I understand that as required by law the Preference Plus Account restricts distribution of my 403(b) contributions and earnings on them to the extent required by law until I am 59 1/2, except under certain special situations. This does not restrict tax free transfers to other funding vehicles. I also understand that my contributions and earnings may be restricted as defined in the plan document. I understand that the Internal Revenue Code provides tax deferral for 403(b) arrangements and there is no additional tax benefit obtained by funding a TSA with a variable annuity.

      Location where application signed ________________________________________
                                        City & State

      _____________________________________________   __________________________
      Signature of Participant                        Date

      _____________________________________________   __________________________
      Signature of Plan Administrator (for ERISA      Date
      Plans Only)

--------------------------------------------------------------------------------
9. Representative Information
--------------------------------------------------------------------------------

(a) Has the applicant taken, or will be taking, any money from a life insurance or annuity contract to put into the annuity, the applicant is applying for ? (See Section 4.)

      |_| Yes(If "Yes", attach the completed Replacement form to this application.)
      |_| No

(b)   Was an Asset Allocation Questionnaire used in connection with this sale?

      |_| Yes(If "Yes", attach the completed Asset Allocation Questionnaire to the application.)
      |_| No

(c)   How was this sale initiated? (Choose one.)

      |_| Mailer      |_| Referral  |_| Assigned  |_| Personal Reference
      |_| Trade Show  |_| Seminar   |_| Internet  |_| Other___________

(d)   Statement of Representative

      I personally saw the Proposed Participant when the application was written and each question was asked and answered as recorded. All answers are correct to the best of my knowledge. I have provided the Proposed Participant with MetLife's Notice of Privacy Policies and Practices, prior to or at the time he/she completed the application form. I have also delivered a current Preference Plus Account prospectus, and all required fund prospectuses; and reviewed the financial situation of the Proposed Participant as disclosed, and believe that a multi-funded annuity contract would be suitable. I am properly licensed in the state where the Proposed Participant signed this application.

     _______________________________________________  __________________________
     Signature of Representative                      Date

     ---------------------------------------------------------------------------------------------------------
     Printed Representative Name (First, Middle Initial, Last)               State License I. D. #


     ---------------------------------------------------------------------------------------------------------
     |_| District Agency Index #  Or  |_| Social Security # (Required)       Representative Agency Telephone #


     ---------------------------------------------------------------------------------------------------------

Variable Annuity Application
Preference Plus(R) Account - Non-Qualified & IRA

                                                  [LOGO OF METLIFE]
                                         Metropolitan Life Insurance Company
                                     One Madison Avenue, New York, NY 10010-3690

Contract/Certificate Applied for: |_| Non-Qualified |_| Traditional IRA
                                  |_| Roth IRA |_| SEP |_| SARSEP |_| SIMPLE IRA

--------------------------------------------------------------------------------
1. Annuitant and Owner(s)
--------------------------------------------------------------------------------

Annuitant (Annuitant will be the Owner unless Owner section is completed.)                                      |_| MetLife Employee
------------------------------------------------------------------------------------------------------------------------------------
Name ( First, Middle Initial, Last)                                                Marital Status              Date of Birth
------------------------------------------------------------------------------------------------------------------------------------
Street  Address                                                                    Social Security #
------------------------------------------------------------------------------------------------------------------------------------
City, State & ZIP Code                                                             Occupation
------------------------------------------------------------------------------------------------------------------------------------
Home Telephone #                           Work Telephone #                        Relationship to Owner
------------------------------------------------------------------------------------------------------------------------------------
Sex: |_| Male  |_| Female    Are you retired? |_| Yes  |_| No   Specify Citizenship: |_| U. S. A. |_| Other ________________________
------------------------------------------------------------------------------------------------------------------------------------

Owner - Non-Qualified Only (Complete if the Owner is different than the Annuitant.)
------------------------------------------------------------------------------------------------------------------------------------
Name ( First, Middle Initial, Last)        TYPE: |_| Individual |_| Custodian      Marital Status              Date of Birth
                                                 |_| Trustee    |_| Corporation
------------------------------------------------------------------------------------------------------------------------------------
Street  Address                                                                    Social Security # or Tax I.D. # (TIN)
------------------------------------------------------------------------------------------------------------------------------------
City, State & ZIP Code                                                             Occupation
------------------------------------------------------------------------------------------------------------------------------------
Home Telephone #                           Work Telephone #                        Relationship to Annuitant
------------------------------------------------------------------------------------------------------------------------------------
Sex: |_| Male  |_| Female    Are you retired? |_| Yes  |_| No   Specify Citizenship: |_| U. S. A. |_| Other ________________________
------------------------------------------------------------------------------------------------------------------------------------

(Note: For Owners who are not natural persons, the earnings in the contract are generally currently taxable. If the Owner is a grantor trust, furnish the social security number of the grantor or the person who is considered the Owner of the Trust for federal income tax purposes in this section. If the Owner is a Trust, other than a grantor trust, we require the Trust's TIN. The earnings in the contract will be taxable to the Owner each year unless the Trust holds the contract as an Agent for an individual for federal tax purposes. If the Trust is an Agent for a natural person, attach a statement signed by the Trustee that it is acting as an Agent for an individual and that all the beneficial interest in the Trust (both income and remainder) are being held for the benefit of an individual(s).)

Joint Owner - Non-Qualified Only
------------------------------------------------------------------------------------------------------------------------------------
Name ( First, Middle Initial, Last)        TYPE: |_| Individual |_| Custodian      Marital Status              Date of Birth
                                                 |_| Trustee    |_| Corporation
------------------------------------------------------------------------------------------------------------------------------------
Street  Address                                                                    Social Security #
------------------------------------------------------------------------------------------------------------------------------------
City, State & ZIP Code                                                             Occupation
------------------------------------------------------------------------------------------------------------------------------------
Home Telephone #                           Work Telephone #                        Relationship to Owner
------------------------------------------------------------------------------------------------------------------------------------
Sex: |_| Male  |_| Female    Are you retired? |_| Yes  |_| No   Specify Citizenship: |_| U. S. A. |_| Other ________________________
------------------------------------------------------------------------------------------------------------------------------------

(Note: If two people are named as Joint Owners, either Owner may exercise any and all rights under the contract unless the Owner specifies otherwise in writing.)

                                     MetLife Case # (PURR) |_|_|_|_|_|_|_|_|_|_|

--------------------------------------------------------------------------------
2. Primary and Contingent Beneficiary(ies)
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
       Beneficiary Type             Name ( First, Middle Initial, Last)      Relationship to Owner      Social Security #
-------------------------------------------------------------------------------------------------------------------------
|_| Primary   |_| Contingent
-------------------------------------------------------------------------------------------------------------------------
|_| Primary   |_| Contingent
-------------------------------------------------------------------------------------------------------------------------
|_| Primary   |_| Contingent
-------------------------------------------------------------------------------------------------------------------------
|_| Primary   |_| Contingent
-------------------------------------------------------------------------------------------------------------------------

(Note: To be used to determine whom will be paid/assume all rights under the contract on the Owner's death. The Owner's estate will be paid/assume all rights if no Beneficiary is named. Not applicable to Annuitant's death if the Owner and Annuitant are different and the Annuitant predeceases the Owner. Payment/assumption will be made in equal shares to the survivors unless otherwise specified in writing by the Owner. If the primary beneficiaries predecease the Owner, the contingent beneficiaries will be paid/assume all rights.)

--------------------------------------------------------------------------------
3. Purchase Payment(s)
--------------------------------------------------------------------------------

(a)   Total value of checks submitted NOW with this application (Must total sum of all amounts in Section 3a.)          $
                                                                                                                        ------------
      I irrevocably designate my initial payment/contribution as follows:

(1)   Non-Qualified Only   Purchase Payment                                                                             $
                           ---------------------------------------------------------------------------------------------------------
                           Amount transferred under a 1035 Exchange                                                     $
                           ---------------------------------------------------------------------------------------------------------
                                                                       Prior Tax Year & Amount ($)     Current Tax Year & Amount ($)
(2)   Traditional IRA Only Purchase Payment
                           ---------------------------------------------------------------------------------------------------------
                           Direct transfer from a Traditional IRA, SEP, SARSEP or SIMPLE IRA*                           $
                           ---------------------------------------------------------------------------------------------------------
                           Rollover (within 60 days) from a Traditional IRA, SEP, SARSEP or SIMPLE IRA*                 $
                           ---------------------------------------------------------------------------------------------------------
                           Direct rollover from a tax qualified plan                                                    $
                           ---------------------------------------------------------------------------------------------------------
                                                                       Prior Tax Year & Amount ($)     Current Tax Year & Amount ($)
(3)   Roth IRA Only        Purchase Payment
                           ---------------------------------------------------------------------------------------------------------
                           Conversion from a Traditional IRA, SEP, SARSEP or SIMPLE IRA*                                $
                           ---------------------------------------------------------------------------------------------------------
                           Direct transfer from another Roth IRA                                                        $
                           ---------------------------------------------------------------------------------------------------------
                           Rollover (within 60 days) from another Roth IRA                                              $
                           ---------------------------------------------------------------------------------------------------------
                                                                       Prior Tax Year & Amount ($)     Current Tax Year & Amount ($)
(4)   SEP or SARSEP Only   EmployER contribution
                           ---------------------------------------------------------------------------------------------------------
                                                                       Prior Tax Year & Amount ($)     Current Tax Year & Amount ($)
                           EmployEE contribution
                           ---------------------------------------------------------------------------------------------------------
                           Direct transfer from a Traditional IRA, SEP or SARSEP                                        $
                           ---------------------------------------------------------------------------------------------------------
                           Rollover (within 60 days) from a Traditional IRA, SEP or SARSEP                              $
                           ---------------------------------------------------------------------------------------------------------
                           Direct rollover from a tax qualified plan                                                    $
                           ---------------------------------------------------------------------------------------------------------
                                                                       Prior Tax Year & Amount ($)     Current Tax Year & Amount ($)
(5)   SIMPLE IRA Only      EmployER contribution
                           ---------------------------------------------------------------------------------------------------------
                                                                       Prior Tax Year & Amount ($)     Current Tax Year & Amount ($)
                           EmployEE contribution
                           ---------------------------------------------------------------------------------------------------------
                           Direct transfer from another SIMPLE IRA                                                      $
                           ---------------------------------------------------------------------------------------------------------
                           Rollover (within 60 days) from another SIMPLE IRA                                            $
                           ---------------------------------------------------------------------------------------------------------
                           Date of first contribution to the SIMPLE IRA (Employee Participation Date)                     /      /
                           ---------------------------------------------------------------------------------------------------------
      *SIMPLE IRAs cannot be transferred (Traditional IRA) or converted (Roth IRA) within the first two years of establishing the
      SIMPLE IRA.

(b)   Total FUTURE Lump Sum Payments (Estimate transfers, direct rollovers, 60-day rollovers, 1035 Exchanges, etc.)     $
                                                                                                                        ------------

(c)   FUTURE Automatic Purchase Payments

      (1)   Non-Qualified, Traditional IRA or Roth IRA Only
            (Complete one.)

|_| Check-o-Matic (Automatic checking, savings withdrawal)

I authorize MetLife to draw checks or share drafts, to issue direction to debit a checking account, or to initiate electronic fund transfer debits each month to pay purchase payments on this annuity. This arrangement will begin on or about the annuity's effective date and will end when I revoke it by written notice to MetLife, or when MetLife revokes it by written notice to me. I authorize the bank named below to pay and charge to my account: checks, share drafts, electronic fund transfer debits or other account debits made by MetLife under this agreement. I agree that the bank's treatment of any such account debit and the bank's right with respect to it will be the same as if I personally signed or initialed it, and that if it is dishonored for any reason, the bank will not be under any liability. I agree that the bank may treat this arrangement as valid and effective until the bank receives written notice of its revocation or until the bank ends this arrangement.

-----------------------------------------------------------------------------------------------------------------------------
Amount per Payment ($)             Date of Monthly Payments*               Name of Bank
-----------------------------------------------------------------------------------------------------------------------------
Printed Name of Depositor (As appears in bank records)                     Branch Name (Where account is kept)
-----------------------------------------------------------------------------------------------------------------------------
Name of Joint Depositor (If applicable)                                    Transit # (Located on bottom left corner of check)
-----------------------------------------------------------------------------------------------------------------------------
Signature of Depositor (Required)
-----------------------------------------------------------------------------------------------------------------------------
Attach one of the following: |_| Voided Check |_| Share Draft |_| Bank Specifications Sheet
-----------------------------------------------------------------------------------------------------------------------------

*Actual date may vary due to weekends, holidays, etc.

|_|   Metromatic (Automatic payroll deduction)

Automatic payroll deductions must be coordinated with your employer.

-----------------------------------------------------------------------------------------------------------------------------
Amount per Payment ($)             Payments per Year                       Employer Group #
-----------------------------------------------------------------------------------------------------------------------------
Name of Employer
-----------------------------------------------------------------------------------------------------------------------------

|_| MetLife Payroll Deduction (Automatic payroll deduction for MetLife employees only) This option is available for Non-Qualified accounts. Include a completed Request for Premium Payment form with this application.

-----------------------------------------------------------------------------------------------------------------------------
Amount per Payment ($)             Payments per Year                       Employee ID #
-----------------------------------------------------------------------------------------------------------------------------
Payroll Location:  |_| Administrative Office   |_| Field Office or Branch Office
-----------------------------------------------------------------------------------------------------------------------------

(2)   SEP, SARSEP & SIMPLE IRA Only

                                                                                     $ Per Payment             Payments per Yr
EmployER anticipated schedule of payments
-----------------------------------------------------------------------------------------------------------------------------
                                                                                     $ Per Payment             Payments per Yr
EmployEE anticipated schedule of payments (SARSEP & SIMPLE only)
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
4. Replacement (Must be completed)
--------------------------------------------------------------------------------

(a) Do you have any existing individual life insurance or annuity contracts? |_| Yes |_| No

(b) Have you taken, or will you be taking, any money from a life insurance policy or annuity contract to put into the annuity you are applying for? This includes full or partial withdrawals of dividends or cash values, loans, pledging as collateral, reissuing with less cash value, suspension or reduction of premium loan or purchase payment, automatic premium or invoking an accelerated payment. |_| Yes |_| No

      (Note: If "Yes", the Representative must complete a MetLife Annuity Replacement questionnaire and provide details below regardless of whether state replacement rules apply. If "No", skip to Section 5.)

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Check |_| If    Check |_| If
                                                          Transaction Description                  IRC Sec. 1035   Group Life or
Company Name             Policy/Contract #          (e.g. "Full withdrawal of cash value.")           Exchange         Annuity
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
5. Employer Information (To be completed by Representative)
--------------------------------------------------------------------------------

(a) This section is for SEP, SARSEP and SIMPLE IRAs only. Choose the appropriate group type.

      |_| Existing Group: Group #_________________

      Employee ID# (If different from Social Security #):_______________________

      |_| New Group: Name of Plan or Arrangement________________________________
      (Note: For new groups, please attach the appropriate forms. Employers cannot establish new SARSEP Plans after December 31, 1996. For MetLife to set up SARSEP funding with an employer, the Plan must have been in effect prior to January 1, 1997.)

--------------------------------------------------------------------------------
6. Investment Objective and Allocation
--------------------------------------------------------------------------------

(a)   Describe Your Investment Objective (Choose one.)

      |_| Preservation of Capital |_| Income |_| Growth & Income |_| Growth |_| Aggressive Growth

(b)   Optional Automated Investment Strategies (If applicable, choose one.)

      |_| Equity Generator(SM)

      Each month an amount equal to the interest earned in the Fixed Interest Account is transferred to either:
      Select one type: |_| MetLife Stock Index Division |_| State Street Research Aggressive Growth Division

      |_| Equalizer(SM)

      Each quarter amounts are transferred between the Fixed Interest Account and either:
      Select one type: |_| MetLife Stock Index Division |_| State Street Research Aggressive Growth Division

      |_| Rebalancer(SM)

      Each quarter amounts are transferred among your current funding choices to bring the percentage of your account balance in each choice back to your original allocation. This strategy will affect 100% of your current and future allocations.

      |_| Allocator(SM)

      Each month a dollar amount you choose is transferred from the Fixed Interest Account to any of the funding choices you select. (Note: Attach a completed Allocator form with your application.)

      |_| Index Selector(SM)

      Each quarter MetLife will rebalance the amount in the Index Divisions and the Fixed Interest Account (if applicable) to match the allocation percentages for the model you select. MetLife will allocate 100% of your initial payment and future contributions based on the current allocation for the Index Selector model you choose. The model's current allocation may change at any time (MetLife will notify you of changes). You may change your choice of model at any time. See your Representative for information on the current allocations for each model and for help in determining your Risk Tolerance. (Choose one model and skip to Section 7.) Select one Model: |_| Conservative |_| Conservative to Moderate |_| Moderate |_| Moderate to Aggressive |_| Aggressive

(c)   Allocations (If you chose Index Selector, skip to Section 7.)

      Indicate the percentage of your initial payment to be allocated to each funding choice. Percentages must be in whole numbers. This allocation will apply to future payments unless changed by the Owner. You may change your allocation at any time.
      (Note: Total of both columns must equal 100%.)

           Funding Choices                          Funding Choices
-------------------------------------- -----------------------------------------
% MetLife Fixed Interest Account       % Neuberger Berman Partners Mid Cap Value
-------------------------------------- -----------------------------------------
% Lehman Brothers Aggregate Bond Index % Janus Mid Cap
-------------------------------------- -----------------------------------------
% State Street Research Income         % State Street Research Aggressive Growth
-------------------------------------- -----------------------------------------
% State Street Research Diversified    % Loomis Sayles High Yield Bond
-------------------------------------- -----------------------------------------
% MetLife Stock Index                  % Russell 2000(R)Index
-------------------------------------- -----------------------------------------
% Harris Oakmark Large Cap Value       % T. Rowe Price Small Cap Growth
-------------------------------------- -----------------------------------------
% T. Rowe Price Large Cap Growth       % Loomis Sayles Small Cap
-------------------------------------- -----------------------------------------
% State Street Research Growth         % State Street Research Aurora Small Cap
                                         Value
-------------------------------------- -----------------------------------------
% Davis Venture Value                  % Scudder Global Equity
-------------------------------------- -----------------------------------------
% Putnam Large Cap Growth              % Morgan Stanley EAFE* Index
-------------------------------------- -----------------------------------------
% MetLife Mid Cap Stock Index          % Putnam International Stock
-------------------------------------- -----------------------------------------

                     Total of both columns must equal 100%.

--------------------------------------------------------------------------------
7. Financial Disclosure
--------------------------------------------------------------------------------

(a)   Sum of Estimated Annual Income for Owner(s) (Choose one.)

      |_| $0 - 9,999          |_| $10,000 - 19,999          |_| $20,000 - 39,999
      |_| $40,000 - 59,999    |_| $60,000 - 79,999          |_| $80,000 - 99,999
      |_| $100,000 - 199,999  |_| $200,000 - 399,999        |_| $400,000 & Above
      (Note: Consult IRC 408A for income limits when contributing to a Roth IRA or converting from a Traditional IRA to a Roth IRA.)

(b)   Sum of Estimated Net Worth for Owner(s) (Choose one.)

      |_| $0 - 9,999          |_| $10,000 - 19,999          |_| $20,000 - 39,999
      |_| $40,000 - 59,999    |_| $60,000 - 79,999          |_| $80,000 - 99,999
      |_| $100,000 - 199,999  |_| $200,000 - 399,999        |_| $400,000 & Above
      (Note: Net Worth is assets less liabilities. Exclude your personal residence, home furnishings, autos, and this investment.)

(c) Is the source of funds a MetLife or MetLife Securities, Inc. policy, account or contract? |_| Yes |_| No

(d)   Source of Funds for Purchasing this Annuity (Check all that apply.)

      |_| Life Policy      |_| Savings                     |_| Discretionary
      |_| Annuity Contract |_| Pension Assets                  Income (Salary)
      |_| Endowment        |_| Certificate of Deposit (CD) |_| Money Market Fund
      |_| Mutual Fund      |_| Loan                        |_| Other____________
      |_| Bonds            |_| Stocks

(e) Tax Market of Transfers or Rollovers (If applicable, choose all that apply.)

      |_| Non-Qualified    |_| Roth IRA  |_| SARSEP      |_| 401(a) |_| 403(a)
      |_| Traditional IRA  |_| SEP       |_| SIMPLE IRA  |_| 401(k) |_| 403(b)
      |_| 403(b)(7)        |_| Other________
      |_| KEOGH

(f) Prior Investment Experience (Choose all that apply and indicate years of experience.)

      |_| Stocks _____ years  |_| Mutual Funds ______ years
      |_| Bonds_______ years  |_| Money Market ______ years
      |_| Certificate of Deposit (CD) ________ years      |_| None
      |_| Other:______________        ________ years

(g) Risk Tolerance (How would you categorize yourself as an investor?) (Choose one.)

      |_| Conservative |_| Conservative to Moderate |_| Moderate
      |_| Moderate to Aggressive |_| Aggressive
      (Note: If the Asset Allocation Questionnaire was completed, please use the resulting Risk Tolerance here.)

(h)   Number of Dependent(s)__________   Age(s)_________________________________

--------------------------------------------------------------------------------
8. Authorization and Signature(s)
--------------------------------------------------------------------------------

(a)   MetLife Representative Telephone Transaction Authorization |_| Yes |_| No

      Your MetLife Representative signing below will be given authority to conduct certain transactions, unless prohibited by state law or employer (if applicable), on your behalf to your account based on your instructions if you check YES above. These transactions include (1) transfers between funding choices, (2) changes to investment strategies, and (3) changes in allocation of future contributions. This does not include discretionary transactions initiated without your instructions. This authorization will remain valid until MetLife receives written notice from you terminating this privilege or until your current MetLife Representative changes. MetLife will employ reasonable security procedures to confirm that instructions communicated about your account by telephone are genuine. MetLife or the Separate Account will not be liable for any loss, expense or cost arising out of any request that MetLife reasonably believes to be genuine. (Note: This option is not available for broker representatives or other outside distribution channels.)

(b)   Notice to Applicant(s)

      Florida Residents Only Any person who knowingly and with intent to injure, defraud, or deceive any insurer, files a statement of claim or an application containing any false, incomplete, or misleading information is guilty of a felony of the third degree.

      Arkansas, District of Columbia, Kentucky, Louisiana, Maine, New Mexico, Ohio, Pennsylvania and Virginia Residents Only Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or submits a claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

      Colorado Residents Only It is unlawful to knowingly provide false, incomplete, or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance, and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a policyholder or claimant for the purpose of defrauding or attempting to defraud the policyholder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado Division of Insurance within the Department of Regulatory Agencies.

      New Jersey Residents Only Any person who includes any false or misleading information is subject to criminal and civil penalties.

(c)   Signatures

      If the Owner is a corporation, partnership or trust, print the name of the Owner and have one or more officers, partners or trustees sign. Earnings in this contract may be taxable annually to the Owner. (Consult your tax advisor.)

      I hereby represent my answers to the above questions to be correct and true to the best of my knowledge and belief. I have received MetLife's Notice of Privacy Policies and Practices, the current prospectus for the Preference Plus Account, and all required fund prospectuses. I understand that all values provided by the contract/certificate being applied for, which are based on the investment experience of the Separate Account, are variable and are not guaranteed as to the amount. I understand that there is no additional tax benefit obtained by funding an IRA with a variable annuity.

      Location where the application is signed _________________________________
                                               City & State

-------------------------------------------------------------   ----------------
Signature of Annuitant                                          Date

-------------------------------------------------------------   ----------------
Signature of Owner (If different than Annuitant)                Date

-------------------------------------------------------------   ----------------
Signature of Joint Owner                                        Date

--------------------------------------------------------------------------------
9. Representative Information
--------------------------------------------------------------------------------

(a) Has the applicant taken, or will they be taking, any money from a life insurance policy or annuity contract to put into the annuity the applicant is applying for? (See Section 4.)
      |_| Yes (If "Yes", attach the completed Replacement form to this application.)
      |_| No

(b) Was an Asset Allocation Questionnaire used in connection with this sale? |_| Yes (If "Yes", attach the completed Asset Allocation Questionnaire to this application.)
      |_| No

(c)   How was this sale initiated? (Choose one.)
      |_| Mailer |_| Referral |_| Assigned |_| Personal Reference |_| Trade Show |_| Seminar |_| Internet |_| Other_______________________

(d)   Statement of Representative

      I personally saw the Proposed Owner when the application was written and each question was asked and answered as recorded. All answers are correct to the best of my knowledge. I have provided the Proposed Owner with MetLife's Notice of Privacy Policies and Practices, prior to or at the time he/she completed the application form. I have also delivered a current Preference Plus Account prospectus, and all required fund prospectuses; and reviewed the financial situation of the Proposed Owner as disclosed, and believe that a multi-funded annuity contract would be suitable. I am properly licensed in the state where the Proposed Owner signed this application.

--------------------------------------------------------------------------------
Signature of Representative                                   Date

----------------------------------------------------------------------------------------------------------------------------
Printed Representative Name (First, Middle Initial, Last)                                  State License I. D. #

----------------------------------------------------------------------------------------------------------------------------
|_| District Agency Index #    Or    |_| Social Security # (Required)                      Representative Agency Telephone #

----------------------------------------------------------------------------------------------------------------------------

Suitability Worksheet                                                MetLife (R)
Preference Plus(R) Account - IRAs, Non-Qualified, SEP, SIMPLE, TSA and PEDC Markets

(a) Client's Name (First, Middle Initial, Last)_________________________________
(b) Investment Objective (Check one.) / / Preservation of Capital / / Income
    / / Growth & Income / / Growth / / Aggressive Growth
(c) Investment Objective Grid (Allocate percentages to funding choices and/or optional investment strategies.)

                                            PRIMARY INVESTMENT OBJECTIVE

                         Preservation          Income            Growth & Income                Growth              Aggressive
                          of Capital                                                                                   Growth
-----------------      ---------------    ---------------     -----------------------    -------------------     -----------------
Conservative           Fixed Interest                         / / Index Selector(SM)
                       Account                                    - 100%
                       ______________%                        (Conservative)_______%
-----------------      ---------------    ---------------     -----------------------    -------------------     -----------------
                                                              / / Index Selector
                                                                  - 100%
                                                              (Cons. to Moderate)___%
                       ---------------    ---------------     -----------------------    -------------------     -----------------
Conservative to                           Lehman Brothers     Lehman Brothers
Moderate                                  Aggregate Bond      Aggregate Bond
                                          Index               Index+
                                          ______________%     ______________________%
                       ---------------    ---------------     -----------------------    -------------------     -----------------
                                          SSR Income          SSR Income+
                                          ______________%     ______________________%
-----------------      ---------------    ---------------     -----------------------    -------------------     -----------------
                                                              / / Index Selector
                                                                  - 100%
                                                              (Moderate)
                                                              ______________________%
Moderate               ---------------    ---------------     -----------------------    -------------------     -----------------
                                                              SSR Diversified
                                                              ______________________%
                       ---------------    ---------------     -----------------------    -------------------     -----------------
                                                              Calvert Social Balanced
                                                              (TSA/PEDC only) ______%
-----------------      ---------------    ---------------     -----------------------    -------------------     -----------------
                                                              / / Index Selector
                                                                  - 100%
                                                              (Moderate to Aggressive)
                                                              ______________________%
                       ---------------    ---------------     -----------------------    -------------------     -----------------
                                                              MetLife Stock Index        MetLife Stock Index
                                                              ______________________%    __________________%
                       ---------------    ---------------     -----------------------    -------------------     -----------------
                                                              T. Rowe Price Large Cap    Harris Oakmark
                                                              Growth________________%    Large Cap
                                                                                         __________________%
                       ---------------    ---------------     -----------------------    -------------------     -----------------
                                                              SSR Growth                 SSR Growth
                                                              ______________________%    __________________%
Moderate to            ---------------    ---------------     -----------------------    -------------------     -----------------
Aggressive                                                                               Davis Venture Value*
                                                                                         __________________%
                       ---------------    ---------------     -----------------------    -------------------     -----------------
                                                                                         Putman Large Cap
                                                                                         Growth*
                                                                                         __________________%
                       ---------------    ---------------     -----------------------    -------------------     -----------------
                                                                                         MetLife Mid Cap
                                                                                         Stock Index*
                                                                                         __________________%
                       ---------------    ---------------     -----------------------    -------------------     -----------------
                                                                                         Neuberger Berman
                                                                                         Partners Mid
                                                                                         Cap Value_________%
                       ---------------    ---------------     -----------------------    -------------------     -----------------
                                                                                         Janus Mid Cap
                                                                                         __________________%
-----------------      ---------------    ---------------     -----------------------    -------------------     -----------------
                                                                                                                 / / Index
                                                                                                                     Selector(SM)
                                                                                                                 - 100% (Aggressive)
                                                                                                                 _________________%
                       ---------------    ---------------     -----------------------    -------------------     -----------------
                                          Loomis Sayles       Loomis Sayles                                      SSR Aggressive
                                          High Yield Bond     High Yield Bond+                                   Growth
                                          ______________%     ______________________%                            _________________%
                       ---------------    ---------------     -----------------------    -------------------     -----------------
                                                                                                                 Russell 2000(R)
                                                                                                                 Index
                                                                                                                 _________________%
                       ---------------    ---------------     -----------------------    -------------------     -----------------
                                                                                                                 T. Rowe Price
                                                                                                                 Small Cap Growth
                                                                                                                 _________________%
                       ---------------    ---------------     -----------------------    -------------------     -----------------
Aggressive                                                                                                       Loomis Sayles
                                                                                                                 Small Cap*
                                                                                                                 _________________%
                       ---------------    ---------------     -----------------------    -------------------     -----------------
                                                                                                                 SSR Aurora
                                                                                                                 Small Cap Value*
                                                                                                                 _________________%
                       ---------------    ---------------     -----------------------    -------------------     -----------------
                                                                                                                 Scudder Global
                                                                                                                 Equity
                                                                                                                 _________________%
                       ---------------    ---------------     -----------------------    -------------------     -----------------
                                                                                                                 Morgan Stanley
                                                                                                                 EAFE(R) Index
                                                                                                                 _________________%
                       ---------------    ---------------     -----------------------    -------------------     -----------------
                                                                                                                 Putnam
                                                                                                                 International
                                                                                                                 Stock
                                                                                                                 _________________%
                       ---------------    ---------------     -----------------------    -------------------     -----------------

          Totals       ______________%    ______________%     ______________________%    __________________%     ________________%
                       ---------------    ---------------     -----------------------    -------------------     -----------------

+ Within Growth & Income, the combined allocation to Lehman Brothers Aggregate Bond Index, State Street Research (SSR) Income or Loomis Sayles High Yield Bond cannot be greater than 50%. If the combined total of SSR Income, Loomis Sayles High Yield Bond and Lehman Brothers Aggregate Bond Index is greater than 50%, the Investment Objective must be Income. Funding options may not be available in all states.

*    Funding choice is available starting July 5, 2000.

(d)  Other Automated Investment Strategies (Optional)
     (Note: Skip this section if a strategy was chosen above. When applicable be sure to use the "Largest Percentage Rule" as described on the Instructions page. If necessary include comments on a separate page.)

     / / Equalizer(SM) MetLife Stock Index
     / / Equity Generator(SM) SSR Aggressive Growth

     / / Equalizer(SM) SSR Aggressive Growth
     / / Rebalancer(SM)

     / / Equity Generator(SM) MetLife Stock Index
     / / Allocator(SM)

Metropolitan Life Insurance Company, New York, NY

Suitability Worksheet - Instructions
Preference Plus(R) Account - IRAs,
Non-Qualified, SEP, SIMPLE, TSA and PEDC Markets                        MetLife

(a)  Enter the client's full name.

(b) Determine the appropriate Investment Objective and check the corresponding box.

(c) Match the funding choice allocations to the Investment Objective that your client selects. Always use whole numbers and make sure the total of the allocation percentages for the client's funding choices is equal to 100%. Some funding choices may be available under more than one Investment Objective. For example, State Street Research (SSR) Growth is available under the Growth & Income and the Growth Investment objectives. Therefore, in the Investment Objective Grid section, do not add totals from left to right across the page as this figure will have no relevance.

     Consider the client's age, total net assets and income. These factors are considered when the application is processed. You should be especially cautious when your client is at an advanced age and wants to invest aggressively. Large dollar annuity cases with initial contributions/payments over $500,000 must be pre-approved by Sales and Marketing Support at 1-800-MET-6616. Completing a Suitability Worksheet does not take the place of completing an application.

     Consider the following rules and guidelines when completing this section:

     o Largest Percentage Rule: Your client must allocate the largest total allocation of the contribution to the funding choices offered under the Investment Objective he or she selected. When the largest percentage is equally allocated among two or more Investment Objectives, the allocations are appropriate if the Investment Objective is the most aggressive category.

     o Income Rule: Whenever more than 50% of the contribution is allocated to the Lehman Brothers Aggregate Bond Index and/or SSR Income and/or the Lehman Brothers Aggregate Bond Index funding choice, the Investment Objective is Income. Also, in the Growth & Income family, no more than 50% of the contribution can be allocated to the SSR Income and/or the Loomis Sayles High Yield Bond funding choices. The Income Rule always takes precedence over the Largest Percentage Rule.

     o Automated Investment Strategy Rules: Suitability is impacted by the Equity Generator(SM), the Equalizer(SM) and Index Selector(SM) as described below:


            Automated Investment Strategy             Funding Choices Available
------------------------------------------------------------------------------------------------------------------
         Equity Generator                     MetLife Stock Index, SSR Aggressive Growth
         Equalizer                            MetLife Stock Index, SSR Aggressive Growth
         Index Selector                       Determined by model Portfolio
         Rebalancer                           All funding choices
         Allocator                            All funding choices

     o Equity Generator: If your client selects the Fixed Interest Account with no other funding choices and elects the Equity Generator, the Investment Objective is Preservation of Capital.

     o Equalizer: If the Equalizer is elected using any combination of allocations only to the Fixed Interest Account and the MetLife Stock Index funding choice, the Investment Objective is Growth. Similarly, if the Equalizer is elected using any combination of allocations only to the Fixed Interest Account and the SSR Aggressive Growth funding choice, the Investment Objective is Aggressive Growth.

     o Index Selector: Each model has a specified Investment Objective and risk level as shown below. Please note that the Index Selector Models are integrated into the Investment Objective Grid. If an Index Selector Model is chosen, no other allocations are permitted. 100% of the contribution must go into the selected model.


           Index Selector Model                    Investment Objective
--------------------------------------------------------------------------------
    Conservative                         Growth & Income
    Conservative to Moderate             Growth & Income
    Moderate                             Growth & Income
    Moderate to Aggressive               Growth & Income
    Aggressive                           Aggressive Growth

(d) If an Index Selector strategy was not chosen in the Investment Objective Grid (section "c") and the client wants to select an Investment Strategy, choose one. Only one strategy can be selected at a time.

--------------------------------------------------------------------------------
                Questions? Call Field Support at 1-800-638-7355.